Exhibit 10.114

SCHEDULE OF OMITTED DOCUMENTS

Schedule of Omitted Documents

Described below are certificates of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.5 to this registration statement.

Certificate of Incorporation of Kennedy-Wilson Property Services, Inc. filed in Delaware July 26, 2000.

Certificate of Incorporation of Kennedy-Wilson Property Equity, Inc. filed in Delaware July 26, 2000.

Certificate of Incorporation of Kennedy-Wilson Property Special Equity, Inc. filed in Delaware July 26, 2000.

Described below are certificates of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.6 to this registration statement.

Certificate of Incorporation of Kennedy-Wilson Property Equity II, Inc. filed in Delaware October 31, 2005.

Certificate of Incorporation of Kennedy-Wilson Property Special Equity II, Inc. filed in Delaware October 26, 2005.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.8 to this registration statement.

Certificate of Formation of Kennedy Wilson Property Services III GP, LLC filed in Delaware November 19, 2008.

Certificate of Formation of KW BASGF II Manager, LLC filed in Delaware September 5, 2006.

Certificate of Formation of KW Montclair, LLC filed in Delaware July 7, 2008.

Certificate of Formation of KW Anaheim Land Partners LLC filed in Delaware June 13, 2006.

Certificate of Formation of Dillingham Ranch Aina LLC filed in Delaware March 31, 2006.

Certificate of Formation of KW Dillingham Aina LLC filed in Delaware April 27, 2006.

Described below are certificates of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.11 to this registration statement.

Certificate of Incorporation of Kennedy-Wilson Tech Ltd. filed in California December 9, 1998.

Articles of Incorporation of KWP Financial I filed in California December 1, 2004.

Certificate of Incorporation of K-W Santiago Inc. filed in California September 8, 1996, as amended on February 25, 1999.

Certificate of Incorporation of Kennedy-Wilson International filed in California June 21, 1979, as amended on June 29, 1979, and further amended on June 9, 1992 and June 16, 1994.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.12 to this registration statement.

Certificate of Formation of KWF Investors II, LLC filed in Delaware October 27, 2010.

Certificate of Formation of KWF Investors III, LLC filed in Delaware November 30, 2010.

Certificate of Formation of KWF Manager I, LLC filed in Delaware August 26, 2010.

Certificate of Formation of KWF Manager II, LLC filed in Delaware October 27, 2010.

Certificate of Formation of KWF Manager III, LLC filed in Delaware November 30, 2010.

Certificate of Formation of KW-Richmond, LLC filed in Delaware June 20, 2008.

Schedule of Omitted Documents

Certificate of Formation of KW Blossom Hill Manager, LLC filed in Delaware September 9, 2008.

Certificate of Formation of KW Serenade Manager, LLC filed in Delaware August 16, 2010.

Certificate of Formation of KW Redmond Manager, LLC filed in Delaware May 27, 2008.

Certificate of Formation of KW Telstar Partners, LLC filed in Delaware June 3, 2011.

Certificate of Formation of KWF Manager V, LLC filed in Delaware May 31, 2011.

Certificate of Formation of KW Fund IV—Kohanaiki, LLC filed in Delaware May 26, 2011.

Certificate of Formation of KW Ireland, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Manager IV, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Investors IV, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Investors V, LLC filed in Delaware May 31, 2011.

Certificate of Formation of Meyers Research LLC filed in Delaware March 1, 2012.

Certificate of Formation of KW Armacoast, LLC filed in Delaware July 11, 2011.

Certificate of Formation of Santa Maria Land Partners Manager, LLC filed in Delaware October 18, 2011.

Certificate of Formation of KW Investment Adviser, LLC filed in Delaware January 18, 2012.

Certificate of Formation of KW Captowers Partners, LLC filed in Delaware April 10, 2012.

Certificate of Formation of KW Fourpoints, LLC filed in Delaware April 17, 2012.

Certificate of Formation of KW Loan Partners VII, LLC filed in Delaware April 17, 2012.

Certificate of Formation of KWF Investors VII, LLC filed in Delaware May 16, 2012.

Certificate of Formation of KWF Manager VII, LLC filed in Delaware May 16, 2012.

Certificate of Formation of KW Residential Capital, LLC filed in Delaware June 8, 2012.

Certificate of Formation of KW Boise Plaza, LLC filed in Delaware June 8, 2012.

Certificate of Formation of KW Loan Partners VIII, LLC filed in Delaware June 13, 2012.

Certificate of Formation of KW UR Investments 1, LLC filed in Delaware January 24, 2012.

Certificate of Formation of KW UR Investments 2, LLC filed in Delaware January 24, 2012.

Certificate of Formation of KW/CV Third-Pacific Manager, LLC filed in Delaware August 2, 2012.

Certificate of Formation of KW EU Loan Partners II, LLC filed in Delaware July 30, 2012.

Certificate of Formation of KWF Investors VIII, LLC filed in Delaware August 3, 2012.

Certificate of Formation of KWF Manager VIII, LLC filed in Delaware August 3, 2012.

Certificate of Formation of KW Harrington LLC filed in Delaware September 14, 2012.

Certificate of Formation of KW 5200 Lankershim Manager, LLC filed in Delaware August 14, 2012.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.13 to this registration statement.

Certificate of Formation of KW 1200 Main, LLC filed in Delaware September 25, 2012.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.14 to this registration statement.

Certificate of Formation of 68-540 Farrington, LLC filed in Delaware May 15, 2006.

Certificate of Formation of Kennedy Wilson Property Equity IV, LLC filed in Delaware May 9, 2011.

Described below are articles of organization, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.15 to this registration statement.

Articles of Organization of KW Loan Partners II LLC filed in California April 27, 2010.

Articles of Organization of Kennedy Wilson Fund Management Group, LLC filed in California January 10, 2007.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of

Schedule of Omitted Documents

Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.16 to this registration statement.

Certificate of Formation of Kennedy Wilson Property Services IV GP, LLC filed in Delaware January 28, 2011.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.22 to this registration statement.

Bylaws of Kennedy-Wilson Properties, Ltd. effective June 30, 1998

Bylaws of Kennedy-Wilson Property Services, Inc. effective July 26, 2000

Bylaws of Kennedy-Wilson Property Special Equity, Inc. effective July 26, 2000.

Bylaws of Kennedy Wilson Overseas Investments, Inc. effective August 26, 2005.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.23 to this registration statement.

Bylaws of Kennedy-Wilson Property Equity II, Inc. effective October 31, 2005.

Bylaws of Kennedy-Wilson Property Special Equity II, Inc. effective October 26, 2005.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.24 to this registration statement.

Bylaws of Kennedy-Wilson Tech Ltd. effective December 11, 1998.

Bylaws of KWP Financial I effective December 1, 1994.

Bylaws of Kennedy Wilson Auction Group Inc. effective July 31, 2007.

Bylaws of KW Builder Marketing Services, Inc. (formerly KW Residential Group, Inc.) effective July 11, 2011.

Bylaws of K-W Santiago Inc. effective September 8, 1998.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.27 to this registration statement.

Bylaws of Kennedy-Wilson International.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.28 to this registration statement.

Limited Liability Company Agreement of KWF Manager II, LLC effective November 1, 2010.

Limited Liability Company Agreement of KWF Manager III, LLC effective November 30, 2010.

Limited Liability Company Agreement of KWF Manager IV, LLC effective June 13, 2011.

Limited Liability Company Agreement of KWF Manager V, LLC effective June 13, 2011.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.36 to this registration statement.

Limited Liability Company Agreement of KW Telstar Partners, LLC effective June 3, 2011.

Limited Liability Company Agreement of KW Ireland, LLC effective July 14, 2011.

Schedule of Omitted Documents

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.37 to this registration statement.

KW Fund IV—Kohanaiki, LLC effective May 26, 2011.

Meyers Research, LLC effective March 1, 2012.

Santa Maria Land Partners Manager, LLC effective October 18, 2011.

KW Captowers Partners, LLC effective May 9, 2012.

KW Four Points, LLC effective April 18, 2012.

KW Loan Partners VII, LLC effective April 19, 2012 .

KWF Investors VII, LLC effective May 16, 2012.

KWF Manager VII, LLC effective May 16, 2012.

KW Residential Capital, LLC effective June 8, 2012.

KW Loan Partners VIII, LLC effective June 14, 2012.

KW UR Investments 1, LLC effective January 24, 2012.

KW UR Investments 2, LLC effective January 24, 2012.

KW/CV Third-Pacific Manager, LLC effective August 9, 2012.

KW EU Loan Partners II, LLC effective July 30, 2012.

KWF Investors VIII, LLC effective August 3, 2012.

KWF Manager VIII, LLC effective August 3, 2012.

KW 1200 Main, LLC effective September 25, 2012.

KW Harrington LLC effective September 17, 2012.

KW 5200 Lankershim Manager, LLC effective October 29, 2012.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.39 to this registration statement.

Limited Liability Company Agreement of Kennedy Wilson Property Services III GP, LLC effective November 30, 2008.

Limited Liability Company Agreement of Kennedy Wilson Property Services IV GP, LLC effective January 28, 2011.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.40 to this registration statement.

Limited Liability Company Agreement of KWF Investors I, LLC effective September 1, 2010.

Limited Liability Company Agreement of KWF Investors II, LLC effective November 1, 2010.

Limited Liability Company Agreement of SG KW Venture I Manager, LLC effective December 28, 2009.

Limited Liability Company Agreement of KW Loan Partners I LLC effective March 30, 2010.

Limited Liability Company Agreement of KWF Investors IV, LLC effective June 13, 2011.

Limited Liability Company Agreement of KWF Investors V, LLC effective June 13, 2011.

Described below are agreements of limited partnership, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.41 to this registration statement.

Agreement of Limited Partnership of Kennedy Wilson Property Services IV, L.P. effective January 28, 2011.

Described below are Operating Agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.43 to this registration statement.

Operating Agreement of KW Montclair, LLC effective August 11, 2008.

Schedule of Omitted Documents

Operating Agreement of KW Serenade Manager, LLC effective August 23, 2010.

Operating Agreement of KW Redmond Manager, LLC effective June 25, 2008.

Operating Agreement of KW Dillingham Aina LLC effective May 19, 2006.

5